UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 14, 2026

CalEthos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, CalEthos, Inc. (“we,” “us,” or “our company”) is in the early stages of developing and implementing our innovative Physical Infrastructure-as-a-Service (PIaaS) Platform for the data center industry that will integrate behind-the-meter onsite natural gas power plants with pre-permitted, construction-ready data center building sites that include all utilities and fiber connectivity. We plan to provide this turnkey solution to hyperscalers, neocloud, colocation providers and data center developers seeking to deploy new capacity faster than with traditional grid interconnection.

On April 14, 2026, we entered into a letter agreement dated April 14, 2026 (the “Letter Agreement”) with a top-tier natural gas marketing company (the “Supplier”) that set out the terms pursuant to which the Supplier will sell and deliver us a certain quantity of natural gas, and we will purchase and receive such natural gas, to provide fuel for our proposed data center power plant to be located on the Northwest Pipeline. Pursuant to the Letter Agreement, we and the Supplier agreed as follows:

1.	Reservation Fee. Pursuant to the Letter Agreement, we were required to pay to the Supplier by May 14, 2026, a reservation fee in the amount of $3,832,500 (the “Reservation Fee”). We paid the Reservation Fee to the Supplier in full on May 8, 2026.

2.	NAESB Base Contract and Fuel Management Services Agreement. We and the Supplier mutually agree to negotiate, execute and deliver to each other by May 14, 2026:

(A)	A Base Contract for Sale and Purchase of Natural Gas, as published by the North American Energy Standards Board, Inc. (“NAESB”), Copyright 2006, September 5, 2006 version, with such other terms and Special Provisions as are mutually agreed by the Supplier and us (the “NAESB Base Contract”); and

(B)	A Fuel Management Services Agreement pursuant to which the Supplier will provide certain fuel management services to us.

3.	Natural Gas Sale and Purchase Transaction. We and the Supplier agreed to the terms of a natural gas purchase and sale transaction (the “Transaction Confirmation”). We and the Supplier further agreed that the only terms of the Transaction Confirmation that had not been determined as of the date of the Letter Agreement are the Delivery Point(s) and the Delivery Period (as such terms are described in the Transaction Confirmation).

4.	Finalization of the Delivery Period/Delivery Point(s). Pursuant to the Letter Agreement, we are to notify the Supplier in writing of the date that we desire to be the start date of the Delivery Period (the “Start Date”), and the identification of the proposed Delivery Point(s), each as to be set forth in the final version of the Transaction Confirmation (the “Start Date Notice”). We are required to deliver the Start Date Notice to the Supplier by April 30, 2028 (the “Start Date Notice Deadline”). The Start Date shall be the first day of a calendar month, and shall be a date that is (i) at least 30 days after we deliver the Start Date Notice to the Supplier, and (ii) prior to July 31, 2029. If we experiences any delay beyond our reasonable control, the Supplier will agree to extend the Start Date Notice Deadline of April 30, 2028 by up to eight (8) additional months (to December 31, 2028), and the actual Start Date deadline of July 31, 2029 by up to eight (8) additional months (to March 31, 2030), without requiring us to pay an additional Reservation Fee, post an additional Initial Letter of Credit (as defined below), or increase the Initial Letter of Credit. Once we deliver the Start Date Notice to the Supplier, the Supplier is required to prepare a final version of the Transaction Confirmation which shall contain a Delivery Period which commences on the Start Date requested by us in the Start Date Notice, and which continues for a period of three years. The final version of the Transaction Confirmation (the “Finalized Transaction Confirmation”) will include the agreed upon Delivery Period and Delivery Point(s) agreed upon by the Supplier and us.

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5.	Letters of Credit.

(a)	Pursuant to the Letter Agreement, we are required to deliver to the Supplier by May 14, 2026 a standby irrevocable letter of credit (the “Initial Letter of Credit”) in a form acceptable to the Supplier in its sole discretion, based on the form attached as an exhibit to the Letter Agreement, and from an issuing bank that is a commercial bank with offices in the U.S. and having a minimum rating of A by Standard & Poor’s Ratings Group (“S&P”) or A2 by Moody’s Investors Service, Inc. (“Moody’s”). The Initial Letter of Credit shall have the following terms:

(i)	The stated term that the Initial Letter of Credit shall remain in effect shall commence on the date of delivery of the Initial Letter of Credit and extend through the Start Date (as determined pursuant to Section 4). If the Start Date is not known as of the time the Initial Letter of Credit is delivered, the Initial Letter of Credit shall contain terms that allow the Initial Letter of Credit to be extended to the Start Date (once it becomes known), and we will cause the term of the Initial Letter of Credit to be extended to the Start Date, including any extension of the Start Date as permitted in the Letter Agreement.

(ii)	The Initial Letter of Credit shall have a stated maximum drawable amount of $6,000,000.

(iii)	The Supplier will be entitled to draw on the Initial Letter of Credit up to its stated maximum drawable amount upon the occurrence of either (A) our failure to deliver to the Supplier the Start Date Notice by the Start Date Notice Deadline, as such Start Date Notice Deadline may be extended as provided in the Letter Agreement, or (B) the occurrence of a Default with respect to with respect to any of our obligations to be performed prior to the Start Date (as discussed below).

(b)	By the date that is ten days prior to the Start Date as set forth in the Finalized Transaction Confirmation, we are required to deliver to the Supplier a standby irrevocable letter of credit (the “Delivery Period Letter of Credit”) in a form acceptable to the Supplier in its sole discretion, based on the form attached as an exhibit to the Letter Agreement, and from an issuing bank that is a commercial bank with offices in the U.S. and having a minimum rating of A by S&P or A2 by Moody’s. The Delivery Period Letter of Credit will have the following terms:

(i)	The stated term that the Delivery Period Letter of Credit will remain in effect will commence on the Start Date and extend through the last day of the Delivery Period (each as determined pursuant to the Letter Agreement);

(ii)	The Delivery Period Letter of Credit will have an initial stated maximum drawable amount of $50,000,000, subject to reduction as discussed in subsection (iv) below;

(iii)	The Supplier will be entitled to draw on the Delivery Period Letter of Credit up to its stated maximum drawable amount upon the occurrence of a Default by us, as described below;

(iv)	We will be entitled to either (A) reduce the stated maximum drawable amount of the Delivery Period Letter of Credit, or (B) replace the Delivery Period Letter of Credit with a new letter of credit in the same form as the Delivery Period Letter of Credit, but with a reduced maximum drawable amount, in either case, upon our agreement with the Supplier. The Supplier is required to agree to such reduction of the maximum drawable amount of the Delivery Period Letter of Credit in a manner that is commensurate with a reduction of the mark-to-market exposure that the Supplier has under the natural gas purchase and sale transaction that is memorialized in the Finalized Transaction Confirmation. We may request such reduction no more than four times (i.e., on a quarter-year basis) during each 12-month period during the Delivery Period that will be set forth in the Finalized Transaction Confirmation; and

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(v)	Upon receipt of the Delivery Period Letter of Credit, the Supplier is required return to us the Initial Letter of Credit.

In recognition of the significant costs and expenses that we and the Supplier will incur under the Letter Agreement prior to the Gas Transaction Effective Date, we and the Supplier agreed to the following Events of Default under the Letter Agreement:

(i)	In the event the Supplier fails to perform any of its obligations set forth in the Letter Agreement by any applicable deadline set forth therein, such occurrence will be deemed to be a “Default” with respect to the Supplier under the Letter Agreement. Upon our delivery of written notice to the Supplier that such a Default has occurred under the Letter Agreement, we may elect either of the following:

(A)	Within ten days after the Supplier’s receipt of such notice from us designating a Default by the Supplier, the Supplier will return to us the Reservation Fee and any letter(s) of credit provided by us and then held by the Supplier, being either the Initial Letter of Credit or the Delivery Period Letter of Credit, or both, as the case may be, and pay liquidated damages to us in the amount of $6,000,000.00 (“Liquidated Damages”). Upon such return of the Reservation Fee and the applicable letter(s) of credit, and payment of such Liquidated Damages to us, neither party shall have any continuing liability or obligation to the other party under the Letter Agreement; or

(B)	we may require, by judicial proceeding, if necessary, the specific performance of the Letter Agreement by the Supplier as the appropriate remedy for such Default. The Supplier shall also be responsible for all losses and damages (including the costs of any such judicial proceeding) incurred by us resulting from such Default until such time as such losses and damages have ceased as the result of the specific performance of the Letter Agreement by the Supplier pursuant to order of the court or otherwise.

(ii)	In the event (i) we fail to perform (whether due to our own action or inaction, the failure of any bank to cooperate in issuing any letter of credit that we are required to deliver under the Letter Agreement, or otherwise) any of our obligations set forth in the Letter Agreement by any applicable deadline set forth therein, such occurrence will be deemed to be a “Default” with respect to us under the Letter Agreement. Upon delivery by the Supplier of written notice to us that such a Default has occurred under the Letter Agreement, the Supplier shall have the right to (i) retain the Reservation Fee free of any claim of right by us whatsoever; and (ii) exercise any and all rights set forth in either the Initial Letter of Credit or the Delivery Period Letter of Credit, as the case may be, to draw up to $6,000,000.00 in any such letter of credit, and retain such drawn amount free of any claim of right by us whatsoever, and then return the letter of credit to us.

Pursuant to the Letter Agreement, with respect to the period from the first day of the Delivery Period (i.e., the Start Date) as set forth in the Finalized Transaction Confirmation through the remainder of such Delivery Period, the following will apply:

(i)	The terms and conditions contained in the Finalized Transaction Confirmation and the NAESB Base Contract will control with respect to any default or event of default thereunder.

(ii)	The Delivery Period Letter of Credit then held by the Supplier will be deemed to be Adequate Assurance of Performance (as such term is defined in the NAESB Base Contract), that has been delivered by us to the Supplier pursuant to the terms of the NAESB Base Contract.

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Item 7.01 Regulation FD Disclosure.

On May 11, 2026, we issued a press release announcing the matters discussed in Item 1.01 above.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Certain statements furnished pursuant to this Current Report on Form 8-K and the accompanying Exhibit 99.1 that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. There may be many factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. These factors include, but are not limited to, our ability to raise capital to fund our data center campus development, including our planned on-site gas-fired power plant; our ability to hire and contract the necessary resources to complete our development efforts; our ability to build an adequate supply chain for required construction materials and equipment; our ability to complete construction of our data center campus, to meet customer requirements and to build an adequate operating organization to support customers when our data center campus is completed; the demand for data center space in the U.S. and worldwide; the impact of the current supply chain challenges that may impact our construction schedule; the demand for our proposed wholesale-colocation services; economic conditions in the U.S. and worldwide, and our ability to recruit and retain management, technical, and sales personnel. The forward-looking statements contained in this report are made as of the date of this report, and we do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated May 11, 2026 titled “CalEthos, Inc. and its subsidiary, TerraVolt Infrastructure, Inc., sign a Natural Gas Supply Agreement for TerraVolt’s planned AI Data Center Infrastructure Development.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALETHOS, INC.

Date: May 11, 2026	By:	/s/ Joel D. Stone
Joel D. Stone Chief Executive Officer

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